Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of April 3, 2020 by and among American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), and the other parties set forth on the signature pages affixed hereto (the “Initial Investors”), as may be amended from time to time to include additional parties (the “Additional Investors”) (each Initial Investor and Additional Investor, an “Investor” and collectively, the “Investor”).

RECITALS

A.         The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

B.          In connection with the business combination (the “Transaction”) contemplated by that certain Business Combination Agreement, dated as of July 25, 2019, as amended on December 20, 2019 and April 3, 2020 (the “Business Combination Agreement”), by and among the Company, Stratos Management Systems, Inc., a Delaware corporation (together with its subsidiaries, “Computex”), Tango Merger Sub Corp., a Delaware corporation, and Stratos Management Systems Holdings, LLC, a Delaware limited liability company (“Holdings”), the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, an aggregate of up to 100,000 units of securities (the “Units”), each Unit consisting of (i) $1,000 in principal amount of the Company’s Series A convertible debentures in the form attached hereto as Exhibit A (the “Debentures”) and (ii) a warrant to purchase 100 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), at an exercise price of $0.01 per whole share in the form attached hereto as Exhibit B (the “Warrants”);

C.	The purchase price per Unit is $1,000; and

D.         Contemporaneously with the sale of the Units, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act and applicable state securities laws.

NOW, THEREFORE, in consideration of the mutual promises made in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Agreement agree as follows:

1.           Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“BCA Closing” means the closing of the transactions contemplated by the Business Combination Agreement.

“Board” means the board of directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in Atlanta, Georgia are open for the general transaction of business.

“Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of the Company as filed with the Delaware Secretary of State on April 1, 2020, as it may be amended from time to time.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company (determined after giving effect to the consummation of the Transaction).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Debentures pursuant to the terms thereof.

“Converting Investors” means the Initial Investors named on Schedule A attached to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any United States federal, state or local government or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, including any court or tribunal (or any department, bureau or division thereof), or any arbitrator or arbitral body

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority in a judicial or administrative proceeding.

“Guaranty” means the Guaranty of Computex and each of its Subsidiaries required to be delivered to the Investors in accordance with the terms of the Debentures.

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“Intellectual Property” will mean algorithms, databases, data collections, diagrams, inventions (whether or not patentable), know-how, logos, marks (including brand names, product names, logos, and slogans), methods, network configurations and architectures, processes, proprietary information, protocols, schematics, specifications, software, techniques, URLs, web sites, works of authorship and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, prototypes, samples, studies and summaries).

“Intellectual Property Rights” will mean all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (i) rights associated with works of authorship, including exclusive exploitation rights, copyrights and moral rights; (ii) trademark and trade name rights and similar rights; (iii) trade secret rights;

(iv) patent and industrial property rights; (v) other proprietary rights in Intellectual Property; and

(vi) rights in or relating to registrations, renewals, extensions, combinations, divisions and reissues of, and applications for, any of the rights referred to in clauses “(i)” through “(v)” above.

“Law” means any United States federal, state, local or similar statute, law, standard, resolution, promulgation, ordinance, regulation, rule, code, order, requirement or rule of law (including common law), or any similar provision having the force or effect of law.

“Legal Requirement” means any Law, Governmental Order or License.

“Material Adverse Effect” means with respect to the Company, an event, violation, inaccuracy, circumstance, condition or other matter, individually or in the aggregate, that has had or could reasonably be expected to have a material adverse effect on the consolidated business, financial condition, assets, liabilities, prospects or results of operations of the Company and its Subsidiaries, taken as a whole (determined after giving effect to the consummation of the Transaction), or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Proxy Statement” means the definitive proxy statement on Schedule 14A filed by the Company on February 13, 2020 as it may be amended or supplemented to the date hereof.

“Purchase Price” means the aggregate amount set forth opposite the Investors’ names on the signature pages attached hereto, which shall represent the amount which is $1,000 multiplied by the aggregate number of Units set forth opposite the Investors’ names on the signature pages attached to this Agreement.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Required Consent” means the written consent of the holders of a majority of the aggregate principal amount of the Debentures outstanding at the time of such consent.

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“SEC Reports” means the forms, reports, schedules, statements and other documents, including any exhibits thereto, filed by the Company with the SEC since July 5, 2017, together with any amendments, restatements or supplements thereto.

“Securities” means the Debentures, the Conversion Shares the Warrants and the Warrant Shares.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person. For purposes of this Agreement, Computex and its Subsidiaries shall be deemed Subsidiaries of the Company as if the Transaction shall have been completed.

“Transaction Documents” means this Agreement, the Debentures, the Guaranties, the Warrants and the Registration Rights Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

2.          Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), each of the Initial Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Initial Investors, the Units in the respective amounts set forth opposite the Investors’ names on the signature pages attached to this Agreement in exchange for the Purchase Price as specified in Section 3 below.

3.	Closings.

3.1    Initial Closing. The closing of the sale of the Units contemplated hereby to the Initial Investors (the “Initial Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Initial Closing shall occur on the date of, and immediately prior to, the consummation of the Transaction. Following written notice from (or on behalf of) the Company to the Initial Investors (the “Closing Notice”) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied or waived, each Initial Investor shall deliver to the Company, not later than 12:00 noon Eastern Time on the Business Day immediately preceding the Closing date specified in the Closing Notice (the “Initial Closing Date”), the Purchase Price for such Initial Investor’s Units by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery to the undersigned at the Initial Closing of the Debentures and Warrants included in such Initial Investor’s Units. Notwithstanding the foregoing, Converting Investors shall pay the Purchase Price payable by them by means of the conversion of indebtedness or other outstanding payment obligations of the Company to such Converting Investors (in the applicable amounts set forth on Schedule A attached to this Agreement). Pending consummation of the Transaction, the Company shall hold the Purchase Price of each Investor in trust for such Investor subject to return as set forth in Section 6.3 of this Agreement.

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3.2    Additional Closings; Use of Proceeds Therefrom. The Company may issue and sell additional Units to Additional Investors on the terms and conditions of this Agreement; provided that the aggregate number of Units issued pursuant to this Agreement and the Business Combination Agreement shall not exceed 100,000 Units. Each Additional Investor shall execute this Agreement in the capacity of an Investor and Exhibit A shall be supplemented to reflect the sale of such additional Units. The closing(s) of the purchase and sale of any additional Units to be acquired by the Additional Investors from the Company under this Agreement (the “Additional Closing(s)”) shall take place on such dates as agreed to by the Company and such Additional Investors but in no event later than 120 days following the Initial Closing Date. At the Additional Closing each applicable Additional Investor shall deliver to the Company the Purchase Price for such Additional Investor’s Units by wire transfer of United States dollars in immediately available funds to the account specified by the Company against delivery to the undersigned at the Additional Closing of) the Debentures and Warrants included in such Additional Investor’s Units. The Company shall use fifty percent (50%) of the net proceeds of each Additional Closing to repay in full the principal amount of and accrued but unpaid interest on the Debentures issued to Holdings at the BCA Closing (and any Debentures issued as payment in kind of accrued interest thereon) until all of such Debentures have been paid in full, and not withstanding anything to the contrary set forth in this Agreement or any of the Debentures and each Investor hereby consents to such payment. The balance of the net proceeds from each Additional Closing shall be used in accordance with Section 7.4 of this Agreement.

4.          Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”) and except as set forth in the SEC Reports (to the extent the qualifying nature of such disclosure is readily apparent from the content of such SEC Reports, but excluding disclosures referred to in “Forward-Looking Statements”, “Risk Factors” and any other disclosures therein to the extent they are of a predictive or cautionary nature or related to forward-looking statements):

4.1    Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation or other business entity and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

4.2    Authorization. The Company and each of its Subsidiaries has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) subject to receipt of the Stockholder Approval, the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) subject to receipt of the Stockholder Approval, the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company and the Subsidiaries party thereto, enforceable against the Company and such Subsidiaries in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

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4.3    Capitalization. The Company’s authorized and issued capital stock as of the date hereof is as set forth in the Proxy Statement. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights and were issued in compliance with applicable state and federal securities law and any rights of third parties. No Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth in the Proxy Statement, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind, other than the Securities. Except as set forth in the Proxy Statement and the Business Combination Agreement, there are no voting agreements, buy sell agreements, or option or right of first purchase agreements among the Company and any of the security holders of the Company relating to the securities of the Company held by them. The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4    Valid Issuance. The Debentures, the Conversion Shares, the Warrants, the Warrant Shares and the Guaranties have been duly and validly authorized and issued. Upon the conversion of the Debentures in accordance with the terms thereof and the due exercise of the Warrants in accordance with the terms thereof, the Conversion Shares and Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. The Company has reserved a sufficient number of shares of Common Stock for issuance of the Conversion Shares upon conversion of the Debentures and for issuance of the Warrant Shares upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

4.5    Consents. The execution, delivery and, subject to receipt of the Stockholder Approval (other than with respect to this Agreement), performance by the Company and its Subsidiaries of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Conversion Shares upon conversion of the Debentures,

(iii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iv) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any antitakeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

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4.6    SEC Reports. The SEC Reports constitute all of the forms, reports, schedules, statements and other documents required to be filed by the Company with the SEC since July 5, 2017. The SEC Reports (i) were prepared in all material respects in accordance with either the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 4.6, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

4.7    Absence of Certain Changes. Since December 31, 2019, except as expressly contemplated by this Agreement, or specifically disclosed in any SEC Report filed since December 31, 2019 and prior to the date of this Agreement, the Company has conducted its business in the ordinary course and in a manner consistent with past practice, and there has not been any Material Adverse Effect with respect to the Company.

4.8    Computex Representations. Each of the representations and warranties set forth in Article IV and Article V of the Business Combination Agreement are hereby incorporated by reference and, subject to all exceptions and qualifications set forth therein and the Company Disclosure Schedule (as defined in the Business Combination Agreement), the Company hereby makes to the Investors each of such representations and warranties as if they were set forth in this Article IV, provided that to the extent that any such representation and warranty speaks as of an earlier date, the Company hereby makes to the Investors such representations and warranties only as of such earlier date. The Company has made a diligent investigation of Computex and Holdings and each of their respective Subsidiaries and has no reason to believe that as of the date of the Business Combination Agreement, the date of this Agreement or the date of any Closing that any such representations was or is untrue in any material respect, provided that in the case of any such representation and warranty that speaks as of an earlier date, the Company makes no such representation or warranty to the Investors as to any subsequent date.

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4.9    No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and its Subsidiaries party thereto and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, each as to be in effect on the Closing Date, (ii) the equivalent instruments of any Subsidiary or (iii) (a) subject, in the case of conversion of the Debentures or exercise of the Warrants, to receipt of the Stockholder Approval, any Legal Requirement applicable to the Company, any Subsidiary or any of their respective assets or properties, or (b) any material agreement or material instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

4.10   Tax Matters. The Company and each Subsidiary have timely filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All material taxes and other material assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.

4.11   Title to Properties. The Company and each Subsidiary have good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially interfere with the use made or currently planned to be made thereof by them; and the Company and each Subsidiary hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

4.12   Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities, licenses, authorizations, qualifications, registrations or permits (collectively, “Licenses”) issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings or violations relating to the revocation or modification or fines or penalties in respect of any such Licenses that, individually or in the aggregate, if determined adversely to the Company or such Subsidiary, would reasonably be expected to have a material effect on results of operations or financial condition of the Company and its Subsidiaries, taken as a whole.

4.13   Labor Matters. Other than as described in the SEC Reports, the Company has never had any employees. Other than reimbursement of any out-of-pocket expenses incurred by the Company’s officers and directors in connection with activities on the Company’s behalf in an aggregate amount not in excess of the amount of cash held by Pensare outside of the Trust Account, Pensare has no unsatisfied material liability with respect to any employee. Pensare does not currently maintain or have any direct liability under any benefit plan.

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4.14   Litigation. There are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties which are required to be disclosed in the SEC Filings and are not so disclosed or are otherwise material to the Company and its Subsidiaries, taken as a whole; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened nor is there any basis therefor. Neither the Company nor any Subsidiary, nor to the Company’s Knowledge any director or officer thereof, is or since December 31, 2018 has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or to the Company’s Knowledge any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Securities Act or the Exchange Act. No director or officer of the Company or any of its Subsidiaries has committed or alleged to have committed any act of sexual harassment or other misconduct, or has been alleged to have created a hostile work place or engaged in workplace discrimination.

4.15   Financial Statements. The financial statements included in each SEC Report present fairly, in all material respects, the consolidated financial position of the Company or Computex, as applicable, as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10−Q under the Exchange Act) and comply as to form in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC. Except as set forth in the financial statements of the Company or Computex included in the SEC Reports filed prior to the date hereof, neither the Company, Computex nor any of their respective Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have (i) with respect to the Company and its Subsidiaries (other than Computex and its Subsidiaries) a Material Adverse Effect and (ii) with respect to Computex and its Subsidiaries a Company Material Adverse Effect (as such term is defined in the Business Combination Agreement) or resulted from a violation of any Legal Requirement or any License, or any breach of any material contract or agreement, written or otherwise.

4.16   Listing. The issued and outstanding units of the Company are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “WRLSU.” The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “WRLS”. The Company’s issued and outstanding warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “WRLSW”. The issued and outstanding rights of the Company are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “WRLSR”. As of the date of this Agreement, except as disclosed in the SEC Reports, there is no action or proceeding pending or, to the Company’s Knowledge, threatened in writing against the Company by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the Company’s units, Common Stock, warrants or rights or terminate the listing of the Company on the Nasdaq Capital Market.

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4.17   Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.18   No Directed Selling Efforts or General Solicitation. Neither the Company nor to the Company’s Knowledge any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of the Units.

4.19   No Integrated Offering. Neither the Company nor any of its Affiliates, nor to the Company’s Knowledge any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

4.20   Private Placement. Assuming the accuracy of representations and warranties of the Investors contained in this Agreement, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act.

4.21   Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.22   Transactions with Affiliates. Except as disclosed in the SEC Reports (or would not be required to be disclosed therein), none of the officers or directors of the Company or its Subsidiaries and, to the Company’s Knowledge, none of the employees of the Company or its Subsidiaries is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, for services as employees, officers and directors, and/or for the purchase of Units pursuant to this Agreement, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

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4.23   Sarbanes Oxley. The Company is in material compliance with the provisions of the Sarbanes Oxley Act of 2002 currently applicable to the Company. The Company has established (a) disclosure controls and procedures (as defined in Exchange Act Rules 13a−15(e) and 15d−15(e)) and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared and (b) internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) (clauses (a) and (b) being collectively referred to as “Controls and Procedures”). The Company’s certifying officers have evaluated the effectiveness of the Company’s Controls and Procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Controls and Procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls over financial reporting, nor or to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company has disclosed in the SEC Reports all material weaknesses or significant deficiencies in its internal control over financial reporting. Following completion of the Transaction, the Controls and Procedures of the Company and its Subsidiaries will be effective to enable the Company timely to file with or to furnish to the SEC all required periodic and current reports required following such date in conformity in all material respects with the applicable rules and regulations of the SEC.

5.              Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1    Organization and Existence. Such Investor, if other than an individual, is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

5.2    Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is or will be a party have been duly authorized and each is, or upon execution and delivery by such Investor will, constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally. No consent, approval, authorization, order, filing, registration or qualification of or with any court, government authority or third person is required to be obtained by such Investor in connection with the execution and delivery of the Transaction Documents to which such Investor is or will be a party or the performance of such Investor’s obligations hereunder or thereunder.

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5.3    Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account and not for the account of others or as nominee or agent, and not with a view to, or for, resale, distribution, syndication, or fractionalization thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

5.4    Investment Experience. Each Investor understands that such Investor’s investment in the Securities being purchased by such Investor from the Company involves a high degree of risk. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed or made any recommendation or endorsement of the Securities being purchased by the Investor from the Company. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5    Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Reports. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6    Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

5.7    No Public Market. Such Investor understands that no public market exists for the Debentures or Warrants, and that the Company has made no assurances that a public market will ever exist for the Debentures or Warrants.

5.8    Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

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(a)               “NEITHER THIS DEBENTURE NOR THE SHARES OF COMMON STOCK INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT AS SET FORTH IN SECTION 7.2(D) OF THIS DEBENTURE.”

(b)               If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.9    Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

5.10   No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

5.11   Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12   Prohibited Transactions. Since the earlier of (a) such time as such Investor was first contacted by the Company or any other Person acting on behalf of the Company regarding the transactions contemplated hereby or (b) thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a−1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Notwithstanding the foregoing, in the case of an Investor that is a multimanager investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with the Contemplated Transactions (including the existence and terms of the Contemplated Transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect any short sales or similar transactions in the future. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.12 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.12.

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6.	Conditions to Closing; Termination.

6.1    Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Units at the applicable Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a)               The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to such Closing Date.

(b)               Since the date of this Subscription Agreement, there shall have not occurred any (i) Material Adverse Effect with respect to the Company and its Subsidiaries (other than Computex and its Subsidiaries) or (ii) Company Material Adverse Effect (as such term is defined in the Business Combination Agreement) with respect to Computex and its Subsidiaries.

(c)               The Common Stock shall remain listed on the Nasdaq Capital Market or, if not so listed, shall be quoted on the OTC Bulletin Board.

(d)               No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority or third party, in each case enjoining or preventing, or seeking to enjoin or prevent, the consummation of the transactions contemplated hereby or in the other Transaction Documents, or which would otherwise result in a Material Adverse Effect.

(e)               All conditions precedent to the Company’s obligation to consummate closing of the Transaction, including the approval of the Company’s stockholders, shall have been satisfied or, with the prior written consent of such Investor, waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction).

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(f)                The Company shall have executed and delivered the Registration Rights Agreement.

(g)               The Company shall have delivered a Certificate, executed on behalf of the Company by an executive officer, dated as of the applicable Closing Date, certifying (i) to the fulfillment of the conditions specified in subsections (a), (b), (c), (d) and (e) of this Section 6.1 and (ii) that immediately following receipt of the proceeds from the issuance and sale of the Units pursuant to this Agreement the Transaction is capable of being, and shall be, consummated in accordance with the terms and conditions of, and without any waiver of any obligations, breaches or defaults arising under, the Business Combination Agreement.

(h)               The Investors shall have received an opinion from counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

(i)                 No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(j)                 Pensare shall have delivered a written consent of the stockholders (the “Written Consent”) in substantially the form attached hereto as Exhibit D.

6.2    Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Units at the applicable Closing is subject to the fulfillment on or prior to the applicable Closing Date of the following conditions, any of which may be waived by the Company other than the condition set forth in Section 6.2(e):

(a)               The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3 through 5.10, Section 5.12 and Section 5.13 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b)               The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(c)              No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

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(d)            The Investors shall have executed and delivered the Registration

(e)             Each Investor shall have delivered the applicable Purchase Price

(f)              Comerica Bank shall have approved the transactions contemplated hereby, on terms acceptable to the Company.

6.3    Termination of Obligations to Effect Closing; Effects. The obligations of the Company, on the one hand, and each Investor, on the other hand, to effect the Closing shall terminate as follows:

(a)             Upon the mutual written consent of the Company and such Investor;

(b)             By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c)             By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor;

(d)             If the Business Combination Agreement terminates, without the consummation of the Transaction having occurred, for any reason; or

(e)             In the case of the Initial Closing only, by either the Company or any Investor (with respect to itself only) if the Initial Closing has not occurred on or prior to April 15, 2020;

provided, however, that, except in the case of clauses (b) or (c) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing. If this Agreement terminates following the delivery by any Initial Investor of the Purchase Price for the Units, the Company shall promptly return the applicable Purchase Price to such Initial Investor.

7.	Other Covenants and Agreements.

7.1    Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock for issuance of the Conversion Shares upon conversion of the Debentures and for issuance of the Warrant Shares upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

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7.2    No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

7.3    Listing. So long as Debentures and Warrants remain outstanding, the Company shall use commercially reasonable efforts to maintain in good standing the listing of the Common Stock for trading on the Nasdaq Stock Market or other national securities exchange.

7.4    Use of Proceeds. The Company shall use the net proceeds from the sale of the Units solely (i) to fund the consummation of the Transaction and the fees and expenses incurred in respect thereof (ii) as set forth in Section 3.2 of this Agreement and (iii) for working capital and general corporate purposes of the Company and its Subsidiaries following the consummation of the Transaction.

7.5    Stockholder Approval. Provided that the Common Stock remains listed for trading on the Nasdaq Stock Market or other national securities exchange, as promptly as practicable following the Initial Closing and within any event not less than 15 days thereafter, the Company shall prepare and file with the SEC an information statement meeting the requirements of Section 14 of the Exchange Act (the “Information Statement”) with respect to the matters approved by the Written Consent, which Information Statement shall comply with applicable law, the rules and regulations of the Nasdaq Stock Market (or any other applicable market on which the Common Stock is then traded), the Company’s amended and restated certificate of incorporation and bylaws and the Delaware General Corporation Law. The Company shall use its commercially reasonable best efforts to prepare and file with the SEC the Information Statement (including any required preliminary information statement), to address all comments of the staff of the SEC with respect thereto, to mail the definitive Information Statement as soon as practicable after the Initial Closing and to take all other actions necessary or desirable so that the resolutions approving the Company’s issuance of the Conversion Shares and the Warrant Shares (the “Stockholder Approval”) set forth in the Written Consent shall be fully effective so as to permit the conversion or exercise, as applicable, of the Debentures and Warrants to the full extent thereof without limitation resulting from the rules of the Nasdaq Stock Market.

7.6    Observer Rights. Until MasTec, Inc., a Florida corporation (“MasTec”) ceases directly or indirectly through one or more of its Subsidiaries to beneficially own (as such term is defined for purposes of Section 13(d) under the Exchange Act) an amount of shares of Common Stock equal to at least 50.0% of the Conversion Shares issuable to the MasTec immediately following the Initial Closing or Debentures convertible in the aggregate into such amount:

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(a)    MasTec shall have the right to designate from time to time and at any time one (1) representative (the “Observer”) to attend all meetings of the Board of Directors (and all committees thereof) of the Company (such board and committees, collectively, the “Board”) as a non-voting observer (it being understood that the failure to appoint an Observer shall not be deemed or claimed to be waiver of any such right).

(b)    the Company shall (i) give the Observer notice, at the same time as furnished to the directors, of all meetings of the Board, (ii) provide to the Observer all notices, documents and information furnished to the members of the Board (the “Directors”) whether at or in anticipation of a meeting, an action by written consents or otherwise, at the same time as furnished to the Directors, (iii) notify the Observer by telephone or email of, and permit the Observer to attend in person, or by telephone or other electronic means, any and all meetings (including virtual and emergency meetings) of the Board, and (iv) provide the Observer copies of the minutes of all such meetings at the time such minutes are furnished to the Directors; provided, however, that the Company shall not be obligated hereunder to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form reasonably acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; and

(c)    the Observer will be reimbursed for his or her reasonable out of pocket expenses incurred in connection with the exercise of his or her rights under this Section 7.6.

8.	Survival and Indemnification.

8.1    Survival. The representations and warranties of the Company and the Investors contained in this Agreement shall survive for a period of twelve (12) months after the Initial Closing Date; provided, however, that the representations and warranties contained in Sections 4.1 through 4.5 and 5.2 through 5.10 of this Agreement shall survive the Closing Date indefinitely. The indemnified parties (as defined below) shall not be entitled to make any claim for indemnification with respect to such representations or warranties after the expiration of the applicable survival period; except that each claim initiated by an indemnified party prior to the expiration of the applicable survival period shall survive until it is settled or resolved.

8.2    Indemnification. The Company agrees to indemnify, reimburse and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person; provided, however, that such indemnifiable Losses shall not exceed the amount representing such Investor’s pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement.

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8.3    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) in the case of a third party claim giving rise to such claim for indemnification, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party has agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed promptly to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (iii) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

9.	Miscellaneous.

9.1    Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Required Consent of the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to (a) an Affiliate, (b) a third party acquiring some or all of the Securities in a transaction complying with applicable securities laws or (c) if the Investor making the assignment is Holdings, its unitholders in connection with an assignment of Holdings’ Debentures in accordance with the terms thereof, in each case without the prior written consent of the Company or the other Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties and each Investor, before selling, assigning, pledging or otherwise disposing of any Debenture, shall require the recipient thereof to execute a joinder to this Agreement as set forth in such Debenture. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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9.3    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4    Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by electronic mail, then such notice shall be deemed given upon transmittal thereof, if sent during the recipient’s normal business hours, and if not sent during normal business hours, then on the next Business Day, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

American Virtual Cloud Technologies, Inc.

1720 Peachtree Street, Suite 629

Atlanta, GA 30309

Attention: Dr. Robert Willis

Email: rw@pensaregrp.com

with a copy to:

Greenberg Traurig, LLP

1750 Tysons Boulevard, Suite 1000

McLean, VA 22102

Attention: Jason Simon

Email: simonj@gtlaw.com

If to the Investors:

to the addresses set forth on the signature pages hereto.

9.5    Expenses. The parties to this Agreement shall pay their own costs and expenses in connection herewith.

9.6    Amendments and Waivers. Prior to the Initial Closing, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Investor against which such amendment or waiver is to be applied or, following the Initial Closing, the Required Consent of the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding in accordance herewith upon the applicable holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

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9.7    Publicity. Each Investor, severally and not jointly with the other Investors, covenants that until such time as the Contemplated Transactions are publicly disclosed by the Company, such Investor will maintain the confidentiality of the existence and terms of this transaction except to the extent disclosure is, in the reasonable judgment of an Investor that has a class of securities registered under Section 12 of the Exchange Act required to be disclosed under applicable securities laws and regulations.

9.8    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9    Entire Agreement. This Agreement, including the Annexes, Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.10   Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.11   Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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9.12   Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Darrell J. Mays
Name:	Darrell J. Mays
Title:	CEO

Signature Page to Securities Purchase Agreement

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The Investors:

By:
Name:
Title:

Aggregate
Purchase Price:	$
Number of Units:

Address for Notice:

Signature Page to Securities Purchase Agreement

EXHIBIT A FORM OF DEBENTURE

THIS DEBENTURE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 3 OF THIS DEBENTURE TO THE SENIOR INDEBTEDNESS (AS DEFINED HEREIN), AND EACH HOLDER OF THIS DEBENTURE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF SECTIONS 3 AND 12 OF THIS DEBENTURE.

THIS DEBENTURE AND ITS HOLDER ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT (AS DEFINED BELOW). THIS DEBENTURE MAY NOT BE SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE TRANSFEREE, PLEDGEE OR OTHER APPLICABLE PARTY EXECUTES A JOINDER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT B HERETO.

NEITHER THIS DEBENTURE NOR THE SHARES OF COMMON STOCK INTO WHICH THIS DEBENTURE ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE COMPANY (AS DEFINED HEREIN) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT AS SET FORTH IN SECTION 7.2(D) OF THIS DEBENTURE.

CONVERTIBLE DEBENTURE

April , 2020

$

Atlanta, GA

No. A-1

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC., a Delaware corporation (the“Company”), for value received, hereby promises to pay to                            or its registered assigns (“Holder”), the principal sum of                             Dollars ($              ), together with interest thereon as provided herein.

This Convertible Debenture (this “Debenture”) is being issued pursuant to that certain Securities Purchase Agreement, dated as of April 3, 2020, to which the Company and the Holder are parties (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement. This Debenture is one of a series of Debentures in substantially the same form being issued in accordance with the provisions of the

Purchase Agreement (the “Other Debentures”). This Debenture and the Other Debentures are sometimes referred to collectively as the “Debentures”.

1.              Definitions. For purposes of this Debenture, the capitalized terms set forth below shall have the following meanings:

“Board” means the board of directors of the Company.

“Business Day” means each day, other than a Saturday or Sunday, on which banking institutions are not authorized or obligated by law, regulation or executive order to close in Atlanta, Georgia.

“Change in Control” means any one of the following after the Original Issuance Date and the consummation of the Initial Business Combination (as such term is defined in the Purchase Agreement):

(a)    The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b)    Individuals who, as of the Original Issuance Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Original Issuance Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or group other than the Board;

(c)    Consummation by the Company of a reorganization, merger, consolidation or other business combination (any of the foregoing, a “Business Combination”) of the Company or any subsidiary of the Company with any other corporation or other entity, in any case with respect to which the Outstanding Company Voting Securities outstanding immediately prior to such Business Combination do not, immediately following such Business Combination, continue to represent (either by remaining outstanding or being converted into voting securities of the resulting or surviving entity or any ultimate parent thereof) more than 55% of the outstanding common stock and of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting or surviving entity (or any ultimate parent thereof); or

(d)    (i) Consummation of a sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other person or entity with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities as the case may be; or (ii) stockholder approval of a complete liquidation or dissolution of the Company.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Conversion Price” means $3.45, as may be adjusted from time to time as set forth in this Debenture.

“Original Issuance Date” means April 7, 2020.

“Senior Credit Agreement” means that certain Credit Agreement dated as of December 18, 2017, by and among Stratos Management Systems, Inc., a Delaware corporation, as the prior borrower, Stratos Management Systems Holdings, LLC, as parent of such prior borrower, and Senior Lender, as assigned and assumed by Stratos Management Systems, Inc. (formerly known as Tango Merger Sub Corp.), a Delaware corporation, and the Company, collectively, as the new co-borrowers thereunder, pursuant to that certain Third Amendment to Loan Documents dated as of the date hereof, or any credit agreement entered into by the Company and/or one or more of its subsidiaries in replacement of such Credit Agreement, including all amendments, modifications or supplements to any of the foregoing.

“Senior Credit Default” means any “Event of Default” as such term is defined in the Senior Credit Agreement.

“Senior Credit Facility” means collectively, all financial accommodations extended by Senior Lender to Company and the other “Borrowers” under the Senior Credit Agreement, including in each case, all deferrals, renewals, extensions, replacements or refundings of such facility.

“Senior Credit Termination” means the date upon which (a) the Senior Indebtedness (other than contingent obligations with respect thereto) are satisfied in full and (b) all commitments of Senior Lender to extend financial accommodations with respect to the Senior Credit Facility have been terminated.

“Senior Lender” means Comerica Bank (together with its successors and assigns) or any other lender under any credit agreement entered into by the Maker and/or one or more of its subsidiaries in replacement of the Senior Credit Agreement.

“Senior Loan Documents” means the “Loan Documents” as such term is defined in the Senior Credit Agreement, including all amendments, modifications or supplements thereto.

“Stratos” means Stratos Management Systems Holdings, LLC.

“Trading Day” means any day on which the Common Stock is traded for any period on the over-the-counter bulletin board or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

“Triggering Event” means the occurrence, at any time after the Original Issuance Date, of the closing price of the Common Stock on the principal trading market for the Common Stock for any 40 Trading Days within a consecutive 60 Trading Day-period exceeding $6.00, as adjusted for stock splits, stock dividends, reorganizations and recapitalizations affecting the Common Stock and the Original Issuance Date.

2.	Payments.

(a)    Beginning on the issuance date of this Debenture (the “Issuance Date”), the outstanding principal balance of this Debenture shall bear interest, in arrears, at a rate per annum equal to ten percent (10%) (the “Base Rate”). Accrued interest hereunder shall be payable quarterly on March 31, June 30, September 30 and December 31 of each calendar year, with the first such payment to be made on June 30, 2020. Such first payment shall include interest only from the Issuance Date until the date of payment. Interest shall be paid in additional debentures, substantially identical in the form of this Debenture except upon maturity in which case accrued and unpaid interest shall be paid in cash. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months and shall accrue commencing on the Issuance Date. Notwithstanding the foregoing, upon and following the occurrence of an Event of Default (as defined below), from the date of the Event of Default until such Event of Default is cured, the Base Rate shall be increased to the lower of (i) fourteen percent (14%) and (ii) the maximum applicable legal rate per annum (such lower rate, the “Default Rate”) and interest shall be payable in cash.

(b)    Subject to the provisions of Section 4 hereof relating to the conversion of this Debenture, the entire principal sum hereof, together with accrued and unpaid interest thereon, shall be due and payable in cash on the earlier to occur of (i) such date, commencing on or after October 7, 2022, as the Holder, at its sole option, upon not less than thirty (30) days’ prior written notice to the Company, demands payment hereof and (ii) the occurrence of a Change in Control.

(c)    If any day on which any amount is payable pursuant under this Debenture is not a Business Day, then the amount otherwise payable on that date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of such delay) (each such day on which principal or interest is payable pursuant hereto, a “Payment Date”).

(d)    In the event of any partial payment of principal or accrued interest, for whatever reason, any such partial payment of principal and/or interest on the Debentures shall be allocated among the respective Debentures and holders thereof so that the amount of such payments to each holder shall bear as nearly as practicable the same ratio to the aggregate amount then to be paid as the principal amount of the Debentures then held by such holder bears to the aggregate principal amount of Debentures then outstanding.

3.            Ranking and Subordination. Except as set forth in this Section 3, the indebtedness evidenced by this Debenture shall rank equal in right of payment with all existing and future unsubordinated indebtedness of the Company. The indebtedness evidenced by this Debenture and the guaranty described in Section 14 and the other indebtedness, obligations and liabilities of the Company, Computex and its subsidiaries under the Purchase Agreement owing to Holder (collectively, the “Subordinated Indebtedness”) are subordinate and junior to the prior payment in full of all Senior Indebtedness (as defined below) to the extent and in the manner hereinafter set forth. The Holder agrees, from time to time as reasonably requested by the Company, to execute any documents reasonably required by the Company’s lenders reaffirming the subordination provisions contained in this Debenture; provided, however, that the existing rights of the Holder shall not be adversely affected thereby. For purposes of this Debenture and the guaranty described in Section 14, the term “Senior Indebtedness” shall mean all senior indebtedness, obligations and liabilities of the Company, Computex and Computex’s subsidiaries, whether outstanding on the date hereafter or thereafter created, incurred, assumed, guaranteed or in effect under the Senior Credit Facility, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which such Person is or at any time may be liable.

For the avoidance of doubt, Company shall have the right to pay (or cause to be paid) to Holder, and Holder shall have the right to receive and accept from Company, Computex and Computex’s subsidiaries, any and all regularly scheduled payments of the Subordinate Indebtedness (or any portion thereof) due to Holder pursuant to the terms and provisions of this Debenture, the guaranty described in Section 14, and/or the Purchase Agreement as and when such payments become due and payable; provided, that (x) no Senior Credit Default (I) has occurred and is continuing as of the date of the proposed payment to Holder, or (II) would otherwise result from such proposed payment being made to Holder and (y) no Insolvency Proceeding (as defined below) has occurred.

In the event of any Insolvency Proceeding, the Senior Lender shall be entitled to receive payment in full of all Senior Indebtedness before Holder is entitled to receive any subsequent payment on account of any Subordinated Indebtedness; provided, however, that (x) in no event shall any such subordination impair the ability of the Company to issue or the rights of the Holder to receive additional Debentures in respect of accrued and unpaid interest in accordance with Section 2 hereof and (y) the foregoing shall not be deemed to require the repayment or reimbursement by Holder to Senior Lender of any amounts permitted to be received by Holder with respect to the Subordinated Indebtedness in compliance with this Section 3 prior to the occurrence of such Insolvency Proceeding.

During the continuance of any Senior Credit Default, no cash payment shall be made with respect to the Subordinated Indebtedness (or any renewals or extensions thereof) if written or telegraphic notice of such event of default has been given to the Company by the Senior Lender. Should any payment, distribution or security or proceeds from these be received by Holder upon or with respect to the Subordinated Indebtedness that is not otherwise permitted under this Section 3 prior to the Senior Credit Termination, Holder shall immediately deliver same to the Senior Lender in the form received (except for endorsement or assignment by Holder where required by the Senior Lender), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as the Senior Lender elects) and, until so delivered, the same shall be held in trust by Holder as the property of the Senior Lender.

Until the Senior Credit Termination, upon the occurrence and during the continuance of any Senior Credit Default and/or any Insolvency Proceeding, Holder will not (without the prior consent of Senior Lender) ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Holder waives any such rights with respect to the Subordinated Indebtedness. Holder shall not exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness. This Section 3 constitutes a continuing agreement of subordination, as of any date prior to the Senior Credit Termination, even though the outstanding balance of the Senior Indebtedness may, from time to time, be zero.

As of the date hereof, the Subordinated Indebtedness is unsecured. To the extent the Subordinated Indebtedness is ever secured by collateral also securing the Senior Indebtedness (referenced herein as “Shared Collateral”) and until the Senior Credit Termination, Holder agrees it will not (without the prior consent of Senior Lender) exercise any of Holder’s rights in any such Shared Collateral now or later securing the Subordinated Indebtedness. As of any date prior to the Senior Credit Termination, all rights of Holder in any Shared Collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Senior Lender now or later existing in any of the same Shared Collateral. The relative priorities of the Senior Lender and Holder in the any Shared Collateral as set forth in this Section 3 control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Shared Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. As of any date prior to the Senior Credit Termination, Holder shall not contest the validity, priority or perfection of the security interest in or other lien upon the Shared Collateral (regardless of whether the Senior Lender’s security interest in or lien upon the Shared Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Company, Computex or any of its subsidiaries other than the Shared Collateral are not affected by this Section 3 and shall be determined by reference to applicable law. The Senior Lender’s rights under this Section 3 are in addition to, and not in substitution of, its rights under any other subordination agreement with Holder.

To the extent the Subordinated Indebtedness is ever secured by any Shared Collateral as of any date prior to the Senior Credit Termination, the relative rights of the Senior Lender and the Holder in or to any distributions from or in respect of any such Shared Collateral or proceeds of such Shared Collateral, including without limitation, with respect to any rights acquired by Holder under Sections 363 and 364 of the Bankruptcy Code (as defined herein) shall continue after the filing of such petition on the same basis as prior to the date of such filing. If any Insolvency Proceeding shall occur, the Holder shall file appropriate claims or proofs of claim in respect of this Debenture at least 30 days prior to the expiration of the period during which such claims or proofs of claims may be filed without the approval of the court or any third party.

Upon the failure of the Holder to take such action, the Senior Lender is hereby irrevocably authorized and empowered (in its own name or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect of the Subordinated Indebtedness and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise of enforcement of any of the rights or interests of Holder with respect to the Subordinated Indebtedness. If any of the Company, Computex or its subsidiaries shall become subject to an Insolvency Proceeding, (i) the Holder will not oppose the Senior Lender’s requests for adequate protection payments, post-petition interest, or for additional collateral or replacement liens or security interests in connection with any use of cash collateral or financing for a debtor-in-possession and (ii) the Holder will not seek or request adequate protection or adequate protection payments in any such proceeding. The Holder agrees that it will not object to or oppose a sale or other disposition of any assets included in the Shared Collateral securing the Senior Indebtedness (or any portion thereof) free and clear of liens, security interests or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Lender has consented to such sale or disposition of such assets and the Holder will be deemed to have (a) consented under Section 363 of the Bankruptcy Code (and otherwise) to any such sale or disposition supported by the Senior Lender and (b) concurrently with the closing of such sale, the Holder shall release its liens and security interests, if any, in such assets, property or interests consisting of Shared Collateral. The Holder shall not support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan either (a) results in the Senior Indebtedness being paid in full, (b) is accepted by the Senior Lender or (c) incorporates this Section 3 by reference and continues the rights and priorities of the Senior Lender and the Holder in such Shared Collateral subsequent to the effective date of such plan. To the extent that the Holder has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Shared Collateral, the Holder agrees not to assert any of such rights without the prior written consent of the Senior Lender; provided that if requested by the Senior Lender, the Holder shall timely exercise such rights in the manner reasonably requested by the Senior Lender, including any rights to payments in respect of such rights. The Holder acknowledges and agrees that the Senior Indebtedness and the Subordinated Indebtedness should be separately classified in any plan of reorganization proposed or adopted in any case under the Bankruptcy Code or any other proceeding (including, without limitation, for purposes of Section 1122 of the Bankruptcy Code). If any of the Company, Computex or its subsidiaries shall become subject to a case under the Bankruptcy Code, all proceeds of Shared Collateral shall be applied to the Senior Indebtedness until such Senior Indebtedness is paid in full before any distribution shall be made to the Holder; if any such distribution is received by the Holder, it shall be paid or delivered directly to the Senior Lender. Except as otherwise provided herein, in any case or proceeding under the Bankruptcy Code or any other insolvency, bankruptcy, receivership, liquidation (voluntary or involuntary), reorganization or other similar proceeding involving the Company, Computex, any of its subsidiaries or their respective properties (such case or proceeding referred to as an “Insolvency Proceeding”), the Holder may exercise its respective rights and remedies as an unsecured creditor only against the Senior Lender in accordance with applicable law; provided that the Holder shall not take any action that is, or would reasonably be expected to be, otherwise inconsistent with the terms of this Section 3. As used herein, the term “Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C.§§101 et seq, as amended, and any successor statute.

Holder waives any duty on the part of the Senior Lender, and agrees that Holder is not relying upon nor expecting the Senior Lender, to disclose to Holder any fact now or later known by the Senior Lender, whether relating to the operations or condition of the Company, Computex or any of its subsidiaries, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness or otherwise, notwithstanding any effect this fact may have upon Holder’s risk or Holder’s rights against such Person.

The Senior Lender, in its sole discretion, without notice to Holder, may release, exchange, enforce and otherwise deal with any security now or later held by the Senior Lender for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Senior Lender’s rights under this Section 3. Holder acknowledges and agrees that the Senior Lender has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and Holder is not relying upon assets in which the Senior Lender has or may have a lien or security interest for payment of the Senior Indebtedness.

Notwithstanding any prior revocation, termination, surrender, or discharge of the Senior Indebtedness in whole or in part, the effectiveness of this Section 3 shall automatically continue or be reinstated in the event that any payment received or credit given by the Senior Lender in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case the subordination provisions in this Section 3 shall be enforceable against Holder as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Senior Lender, and whether or not the Senior Lender relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of the subordination provisions in this Section 3, Holder agrees upon demand by the Senior Lender to execute and deliver to the Senior Lender those documents which the Senior Lender reasonably determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Holder to do so shall not affect in any way the reinstatement or continuation.

Holder waives, to the extent not expressly prohibited by applicable law, any right to require the Senior Lender to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Company or any other Person, or otherwise comply with the provisions of Section 9.611 or 9.621 of the Texas or other applicable Uniform Commercial Code; or (c) pursue any other remedy in the Senior Lender’s power. Holder waives notice of acceptance of this Debenture and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Senior Indebtedness, any and all other notices to which Holder might otherwise be entitled, and diligence in collecting any Senior Indebtedness, and agrees that Senior Lender may, once or any number of times, modify the terms of any Senior Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit the Company, Computex and its subsidiaries to incur additional Senior Indebtedness, all without notice to Holder and without affecting in any manner the unconditional obligations of Holder under this Section 3.

4.	Conversion.

4.1.	Conversion Rights.

(a)    Optional Conversion. The unpaid principal amount of this Debenture (together with all accrued but unpaid interest thereon) shall be convertible, in whole or in part, at the option of the Holder at any time prior to the payment in full of the principal amount of this Debenture (together with all accrued but unpaid interest thereon), into such number of shares of fully paid and non-assessable shares of Common Stock as is determined by dividing the principal amount of the Debenture so converted (together with all accrued but unpaid interest thereon) by the Conversion Price (the “Holder Conversion Right”).

(b)    Mandatory Conversion. If a Triggering Event occurs and provided that (i) the Company is not in breach of its obligations under the Registration Rights Agreement and (ii) the shares of Common Stock into which this Debenture and the Other Debentures are then convertible may be freely resold by each Holder without restriction under applicable securities laws whether pursuant to an effective registration statement or otherwise, then the unpaid principal amount of this Debenture (together with all accrued but unpaid interest thereon) shall automatically be converted as of the 5:00 p.m. Atlanta time on the sixth (6th) Trading Day (the “Mandatory Conversion Date”) following the delivery to the Holders of written notice of such Triggering Event accompanied by a reasonably detailed calculation substantiating the occurrence of such Triggering Event into such number of shares of fully paid and non-assessable shares of Common Stock as is determined by dividing the principal amount of the Debenture (together with all accrued but unpaid interest thereon) by the Conversion Price (a “Mandatory Conversion”).

4.2.             Issuance of Certificates. The Holder Conversion Right may be exercised by the Holder by the surrender of this Debenture (or of any replacement Debenture issued hereunder) with the conversion notice attached hereto duly executed, at the principal office of the Company or the transfer agent of the Company. Conversion shall be deemed to have been effected on (a) in the case of the Holder Conversion Right, the date that such delivery of the Debenture and conversion notice is actually made, or (b) in the case of Mandatory Conversion, the Mandatory Conversion Date (as applicable, the “Conversion Date”). As promptly as practicable, and in any event within three (3) Trading Days, after a Conversion Date and the Company’s receipt of the Debenture being converted (and the conversion notice, if applicable) (such fifth Trading Day thereafter, the “Share Delivery Date”), the Company shall issue and deliver to the Holder a certificate or certificates for the number of full shares of Common Stock to which the Holder is entitled (or evidence of the issuance of such shares in book entry form) and a check or cash with respect to any fractional interest in a share of Common Stock as provided in Section 4.4. The Company shall not be obligated to issue Common Stock certificates in the name of any party other than the Holders of the respective Debentures, absent full compliance with the provisions of Section 7 hereof. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the next succeeding day on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. All rights with respect to the Debentures (or any portion thereof) that are converted pursuant to this Section 4, including the rights to receive interest and notices, shall terminate upon conversion pursuant to this Section 4.2. Upon conversion of only a portion of this Debenture, the Company shall issue and deliver to the Holder hereof, at the expense of the Company, a new Debenture covering the principal amount of this Debenture not converted, which new Debenture shall entitle the holder thereof to interest on the principal amount thereof to the same extent as if the unconverted portion of this Debenture had not been surrendered for conversion.

4.3.             Reservation of Stock Issuable Upon Conversion. The Company covenants that, for so long as any Debentures remain outstanding, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the Holder Conversion Right or upon Mandatory Conversion, a sufficient number of shares of Common Stock to provide for the full exercise of the Holder Conversion Right or the conversion pursuant to Mandatory Conversion.

4.4.             Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the fair value of one share of the Company’s Common Stock on the Conversion Date, which shall be the closing price of the Common Stock on the Conversion Date as reported on the principal trading market therefor or in the absence of any such closing price, as determined in good faith by the Board.

4.5.             Adjustment of Conversion Price. The Conversion Price and the number and kind of securities which may be received upon the exercise of the Holder Conversion Right or the Company Conversion Right shall be subject to the adjustment from time to time upon the happening of certain events, as follows:

(a)    Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company shall at any time or from time to time after the date hereof combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4.5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)    Adjustment for Certain Dividends and Distributions. In the event the Company shall at any time or from time to time after the date hereof make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

(i)                 the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(ii)               the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this Section 4.5(b) as of the time of actual payment of such dividends or distributions.

(c)    Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provisions shall be made so that the holders of Debentures shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Debentures been converted into Common Stock on such record date and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period) receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4.5 with respect to the rights of the holders of the Debentures.

(d)    Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Debentures shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in Section 4.5(e) below), then and in each such event the holder of each Debenture shall have the right thereafter to convert each Debenture into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, as holders of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(e)    Reorganization, Merger, Consolidation or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4.5) or a merger or consolidation of the Company with or into another corporation or entity, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Debentures shall thereafter be entitled to receive upon conversion of the Debentures, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.5 with respect to the rights of the holders of the Debentures after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4.5 (including adjustment of the Conversion Price then in effect and the number of shares receivable upon conversion of the Debentures) shall be applicable after that event as nearly equivalent as may be practicable.

(f)	Adjustments for Dilutive Issuances.

(i)                 Special Definitions. For purposes of this Section 4.5(f), the following definitions shall apply:

(1)    “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 4.5(f)(ii), deemed to be issued) by the Company after the Original Issuance Date, other than (I) the following shares of Common Stock and (II) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (I) and (II), collectively, “Exempted Securities”):

(I)                 securities issued pursuant to the conversion or exercise of Options or Convertible Securities issued or outstanding on or prior to the Original Issuance Date (so long as the conversion or exercise prices of such securities are not amended to lower such price and/or adversely affect the Holder);

(II)                 the Other Debentures, the Warrants (as such term is defined in the Purchase Agreement) and any additional debentures or other securities issued as payment of interest on the Debentures;

(III)               shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 4.5(a) through Section 4.5(e);

(IV)              shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board and the holders of the Common Stock;

(V)                shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(VI)               shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, as a customary “equity sweetener” pursuant to a bona fide debt financing, equipment leasing or real property leasing transaction approved by the Board; and

(VII)              shares of Common Stock, Options or Convertible Securities issued pursuant to the acquisition of another corporation or other business by the Company or any of its subsidiaries by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, contribution agreement or similar arrangement, provided that such issuances are approved by the Board.

(2)    “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Options or Convertible Securities then outstanding, regardless of whether the Options or Convertible Securities are actually exercisable, convertible or exchangeable at such time.

(3)    “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(4)    “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(ii)	Deemed Issue of Additional Shares of Common Stock.

(A)    If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(B)    If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this Section 4.5(f)(ii)(B) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(C)    If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii) (either because the consideration per share (determined pursuant to Section 4.5(f)(iv)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Price then in effect, or because such Option or Convertible Security was issued before the Original Issue Date), are revised after the Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Section 4.5(f)(ii)(1) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(D)    Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii), the Conversion Price shall be readjusted to such Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(E)    If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Price provided for in this Section 4.5(f)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this Section 4.5(f)(ii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Price that would result under the terms of this Section 4.5(f)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(iii)             Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall, at any time after the Original Issuance Date and for so long as this Debenture remains outstanding, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.5(f)(ii)), without consideration or for a consideration per share (the “New Issuance Price”) less than the applicable Conversion Price (the “Applicable Price”) in effect immediately prior to such issue (each, a “Dilutive Issuance”), then the Conversion Price shall be reduced, concurrently with such issue, to an amount equal to the lowest price per share at which such share of Common Stock has been issued or sold (or is deemed to have been issued or sold, in the case of Additional Shares of Common Stock deemed to be issued pursuant to Section 4.5(f)(ii)) pursuant to the Dilutive Issuance; provided, that if such issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received an aggregate of $0.001 of consideration for all such shares so issued or deemed to be issued.

(iv)             Determination of Consideration. For purposes of this Section 4.5(f)(iv), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)	Cash and Property. Such consideration shall:

(I)                 insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest;

(II)                insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

(III)               in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board and the Holders of a majority in outstanding principal amount of the Debentures.

(B)              Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.5(f)(ii), relating to Options and Convertible Securities, shall be determined by dividing:

(I)                 the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(II)                the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(v)                Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Conversion Price pursuant to the terms of Section 4.5(f)(iii), then, upon the final such issuance, the Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

(g)    Minimum Adjustment. No adjustment of the Conversion Price, however, shall be made in an amount less than one cent, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to one cent or more.

(h)    Certificate of Adjustment. Upon the occurrence of each adjustment or readjustment of the applicable Conversion Price pursuant to this Section 4.5, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Debentures a certificate, signed by an officer of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

(i)	Notices of Record Date. If:

(i)                 the Company shall set a record date for the purpose of entitling the holders of its shares of Common Stock to receive a dividend, or any other distribution, payable otherwise than in cash;

(ii)               the Company shall set a record date for the purpose of entitling the holders of its shares of Common Stock to subscribe for or purchase any shares of any class or to receive any other rights;

(iii)             there shall occur any capital reorganization of the Company, reclassification of the shares of the Company (other than a subdivision or combination of its outstanding Common Stock), consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company to another corporation; or

(iv)             there shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, and in any such case, the Company shall cause to be sent to the holders of record of the outstanding Debentures, at least ten Trading Days prior to the dates hereinafter specified, a written notice stating the date (x) which has been set as the record date for the purpose of such dividend, distribution, or rights, or (y) on which such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the record date as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

4.6    Limitations on Number of Shares Issuable. Notwithstanding anything herein to the contrary herein, provided that the Common Stock remains listed for trading on the Nasdaq Stock Market or other national securities exchange, the aggregate number of shares of Common Stock issued upon conversion of the Debentures, together with the aggregate number of shares of Common Stock issued upon exercise of the Warrants, shall not exceed 19.9% of either (a) the total number of shares of Common Stock outstanding on the date hereof or (b) the total voting power of the Company’s securities outstanding on the date hereof that are entitled to vote on a matter being voted on by holders of the Common Stock, until the 21st day after the date (the “Mailing Date”) that the Information Statement was sent or given to the Company’s stockholders in accordance with Regulation 14C under the Exchange Act. The Company shall provide prompt notice of the Mailing Date to each of the Holders immediately following its occurrence.

4.7    Registration, Exchange and Transfer. The Company will keep a register in which, subject to such reasonable regulations as it may prescribe, it will register all Debentures. No transfer of this Debenture shall be valid as against the Company unless made upon such register. This Debenture is subject to the restrictions on transfer set forth on the face hereof. Upon surrender for transfer of this Debenture and compliance with said restrictions on transfer, the Company shall execute and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like principal amount.

This Debenture, if presented for transfer, exchange, redemption or payment, shall (if so required by the Company) be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the registered Holder or by his duly authorized attorney.

Any exchange or transfer shall be without charge, except that the Company may require payment of the sum sufficient to cover any processing cost, tax or governmental charge that may be imposed in relation thereto.

The Company may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company), for the purpose of receiving payment of or on account of the principal hereof and interest hereon, for the conversion hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

5.	Events of Default.

5.1.             Definitions and Effect. In case one or more of the following “Events of Default” shall have occurred and be continuing:

(i)                  default in the payment of any amount due under this Debenture;

(ii)                 default in the performance of any covenant or agreement contained in this Debenture (other than as set forth in clause (i) of this Section 5.1), the Purchase Agreement, the Warrants or the Registration Rights Agreement (as such term is defined in the Purchase Agreement) and such default is not fully cured within 15 days after the Holder delivers written notice to the Company of the occurrence thereof;

(iii)                 any material representation or warranty made by the Company in the Purchase Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made and the Holder delivers written notice to the Company of the occurrence thereof;

(iv)                 the Company shall have admitted in writing its inability to pay its debts as they mature, or shall have made an assignment for the benefit of creditors, or shall have been adjudicated bankrupt;

(v)                  a trustee or receiver of the Company, or of any substantial part of the assets of the Company, shall have been appointed and, if appointed in a proceeding brought against the Company, the Company by any action or failure to act shall have indicated its approval of, consent to or acquiescence in such appointment, or, within 60 days after such appointment, such appointment shall not have been vacated, or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect;

(vi)               proceedings involving the Company shall have been commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government, or any state government, and, if such proceedings shall have been instituted against the Company, or the Company by any action or failure to act shall have indicated its approval of, consent to, or acquiescence therein, or an order shall have been entered approving the petition in such proceedings, and within 60 days after the entry thereof, such order shall not have been vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect; or

(vii)               one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Company and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, which judgments are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued; then and in each and every such case, the holders of a majority in aggregate principal amount of then-outstanding Debentures may declare the principal and accrued but unpaid interest of all the Debentures to be due and payable immediately, by written notice to the Company, and upon any such declaration the same shall become and shall be immediately due and payable, subject to the subordination provisions of Section 3 hereof. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained, the holders of a majority in aggregate principal amount of the then-outstanding Debentures may, by written notice to the Company, rescind and annul such declaration. From and after the occurrence, and during the continuance, of the any Event of Default, irrespective of any declaration of maturity or default, all amounts remaining unpaid or thereafter accruing under this Debenture shall bear interest at a rate equal to the Default Rate. Such Default Rate shall also be charged on the amounts owed by the Company to Holder pursuant to any judgments entered in favor of Holder with respect to this Debenture.

5.2.             Waiver. At any time before the date of any declaration accelerating the maturity of this Debenture, the holders of a majority in aggregate principal amount of then-outstanding Debentures may waive any Event of Default hereunder. Such waivers shall be evidenced by written notice or other document specifying the Event(s) of Default being waived and shall be binding on all existing or subsequent holders of outstanding Debentures.

6.            Prepayment. The Company shall have the right to prepay the then-outstanding principal amount of the Debentures in whole but not in part (unless as to prepayment in part the Holders of a majority in principal amount of the Debentures consents otherwise), together with any accrued but unpaid interest thereon. To exercise such right, the Company shall give notice in writing of its election to prepay the Debentures to the holders of record of the Debentures to be prepaid, addressed to them at their respective addresses appearing on the books of the Company. In such notice, the Company shall designate a date for the prepayment not less than 30 days following the date of the notice. Prior to the date of prepayment specified in the notice, a Holder may elect to exercise the Holder Conversion Right.

7.	Restrictions on Transfer.

7.1.                           Restricted Securities. By acceptance hereof, the Holder understands and agrees that this Debenture and the Common Stock receivable upon conversion hereof are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. In addition, the Holder understands and agrees that this Debenture is subject to the additional restrictions on transfer set forth in the legend appearing at the top of the first page of this Debenture.

7.2.                           Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of this Debenture (or of Common Stock issuable upon conversion thereof) except in compliance with applicable state securities laws and unless and until:

(a)          there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(b)	such disposition is made in accordance with Rule 144 under the Securities Act;

(c)           the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act and will be in compliance with applicable state securities laws; or

(d)           if the Holder is Stratos making a disposition of all or any portion of this Debenture to its unitholders, Stratos shall notify the Company of such proposed date of the disposition and shall have furnished the Company (i) a copy of the form of acknowledgement that such securities are “restricted securities” under the federal securities laws to be executed by Stratos and its unitholders and (ii) a representation letter, executed by Stratos and in form and substance reasonably satisfactory to the Company, to the effect that the disposition is being effected by means of a distribution to Stratos’ unitholders consistent with the distribution provisions set forth in Article X of that certain Amended and Restated Limited Liability Company Agreement of Stratos dated effective October 3, 2012 (as amended), for no consideration, in which case no opinion of counsel shall be required.

7.3.                           Legends. It is understood that each Debenture and each certificate evidencing Common Stock acquired upon conversion thereof (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) shall bear the following legend (in addition to any legends which may be required in the opinion of the Company’s counsel by applicable state or federal laws):

[THIS DEBENTURE / THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE COMPANY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT AS SET FORTH IN SECTION 7.2(D) OF THE DEBENTURE.

8.	Notices.

8.1.                             Notices to Holder of Debentures. Any notice required by the provisions of this Debenture to be given to the holders of Debentures shall be in writing and may be delivered by any means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.

8.2.                             Notices to the Company. Whenever any provision of this Debenture requires a notice to be given to the Company by the holder of any Debenture, the holder of Common Stock obtained upon the conversion of a Debenture or the holder of any other security of the Company obtained in connection with a recapitalization, merger, dividend or other event affecting a Debenture, then and in each such case, such notice shall be in writing and may be delivered by any means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the Company.

No notice under this Section 8.2 shall be valid unless signed by the holder of the Debenture, Common Stock or other security giving the notice or in the case of a notice by holders of a specified percent in aggregate principal amount of outstanding Debentures unless signed by each holder of a Debenture whose Debenture has been counted in constituting the requisite percentage of Debentures required to give such notice.

9.              No Rights as Stockholder. This Debenture, as such, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

10.             Headings and Governing Law. The descriptive headings in this Debenture are inserted for convenience only and do not constitute a part of this Debenture. The validity, meaning and effect of this Debenture shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws that would cause the laws of another jurisdiction to apply.

11.            Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under application law.

12.           Amendment. With the consent of the holders of a majority in aggregate principal amount of the then-outstanding Debentures, the Company may amend the Debentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Debentures; provided, however, that no such amendment shall, without the consent of the holder of each outstanding Debenture affected thereby:

(a)	change: (i) the maturity of the principal of, or any installment of interest on, any Debenture; or (ii) the coin or currency in which the principal of or interest on any Debenture is payable;

(b)	reduce the principal amount thereof or the interest rate thereon;

(c)	increase the Conversion Price thereof; or

(d)	reduce the percentage in principal amount of the outstanding Debentures the consent of whose holders is required for any amendment or waiver as provided for in the Debentures.

Prompt written notice that this Debenture has been amended or interpreted in accordance with the terms of this Section shall be given to each holder of a Debenture. Upon such amendment or interpretation, the Debentures shall be deemed modified in accordance therewith, such amendment or interpretation shall form a part of this Debenture for all purposes, and every subsequent holder of Debentures shall be bound thereby.

Notwithstanding anything to the contrary contained herein, each of the Company and the Holder agrees, confirms and acknowledges that (i) the Senior Lender is an obligee and third- party beneficiary under Section 3 of this Debenture and has the right to enforce such provisions as if the Senior Lender were an original party hereto and (ii) until the Senior Credit Termination, no amendments, modifications, supplements, waivers or consents to the subordination provisions in Section 3 in favor of the Senior Lender will be effective without the consent of the Senior Lender.

13.                               Remedies. Holder shall have, in addition to the rights and remedies contained in this Debenture, all of the rights and remedies of a creditor, now or hereafter available at law or in equity. Holder may, at its option, exercise any one or more of such rights and remedies individually, partially, or in any combination from time to time, including, to the extent applicable, before the occurrence of an Event of Default. No right, power, or remedy conferred upon Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law or in equity. In addition to all other amounts payable upon and Event of Default, the Company shall reimburse Holder for all of its out of pocket expenses, including reasonable legal fees) incurred in the enforcement of Holder’s rights and remedies in respect of this Debenture.

14.                               Guarantee. Immediately following consummation of the Transaction, the Company shall cause Computex and each of its subsidiaries to execute a guaranty of this Debenture substantially in the form attached as Exhibit A hereto.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC. has duly caused this Debenture to be signed in its name and on its behalf by its duly authorized officer as of the date first above written.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:
Name:
Title:

Agreed to and accepted as of the date first written above:

HOLDER

By:
Name:
Title:

NOTICE OF CONVERSION

(to be signed upon conversion of the Debenture)

TO AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.:

The undersigned, the holder of the foregoing Debenture, hereby surrenders such Debenture for conversion into              shares of the common stock of American Virtual Cloud Technologies, Inc., and requests that the certificates for such shares be issued in the name of, and delivered to,              , whose address is                                 .

Dated:

(signature)

(address)

EXHIBIT A

FORM OF GUARANTY

TO BE DELIVERED BY COMPUTEX AND SUBSIDIARIES

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 3 OF THE DEBENTURES (AS DEFINED HEREIN) TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE DEBENTURES), AND EACH HOLDER OF THIS GUARANTY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF SECTIONS 3 AND 12 OF THE DEBENTURES.

THIS GUARANTY (this “Guaranty”), dated as of                , 2020, between entities named as guarantors on the signature pages this Guaranty        (the “Guarantors” and each a “Guarantor”), each of which Guarantors is a subsidiary of American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H

WHEREAS, the Company and has heretofore executed and delivered to the Holders one or more Convertible Debentures dated the date hereof in an aggregate principal amount of $            and may thereafter execute and deliver additional Convertible Debentures in an additional aggregate principal amount not to exceed $                (the “Debentures”);

WHEREAS, Section 14 of the Debentures provides that the Guarantors shall execute and deliver to each Holder a Guaranty pursuant to which the Guarantors shall unconditionally guarantee all of the Company’s obligations under the Debentures on the terms and conditions set forth herein (the “Debenture Guarantee”); and

WHEREAS, the Guarantors are authorized to execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, including the benefits to be received by the Guarantors from the financing provided by the issuance of the Debentures and the other securities issued contemporaneously therewith, the receipt of which is hereby acknowledged, each Guarantors and the Company mutually covenant and agree for the equal and ratable benefit of the Holders of the Debentures as follows:

1.             DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings given to them in the Debentures or the Purchase Agreement, as applicable.

2.	AGREEMENT TO GUARANTEE.

(a)       Each Guarantor hereby agrees, jointly and severally with all other Guarantors hereby, guarantees, to each Holder of a Debenture, irrespective of the validity and enforceability of the Debentures or the obligations of the Company hereunder or thereunder, that:

(1)       the principal of, premium, if any, and interest on, the Debentures will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Debentures, if any, if lawful, and all other obligations of the Company to the Holders thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(2)       in case of any extension of time of payment or renewal of any Debentures or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b)       The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Debentures, the absence of any action to enforce the same, any waiver or consent by any Holder of the Debentures with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in the Debentures.

(c)       If any Holder is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(d)       Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in the Debentures for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any such declaration of acceleration of such obligations, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Guarantee. The Guarantors will have the right to seek contribution from any other Guarantor, or the Company, as the case may be, so long as the exercise of such right does not impair the rights of the Holders under the Debenture Guarantee.

(e)      Each Guarantor, and by its acceptance of Debentures, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor shall be limited to the maximum amount that shall, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guaranty, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent transfer or conveyance.

3.                  NOTICES. All notices or other communications to each Guarantor shall be given as provided in Section 8.2 of the Debentures.

4.                  RATIFICATION OF DEBENTURES; GUARANTIES PART OF DEBENTURES. Except as expressly amended hereby, the Debentures are in all respects ratified and confirmed and all the terms, conditions and provisions thereof (including, without limitation, the terms and provisions of Section 3 of the Debentures in favor of the Senior Lender as defined therein) shall remain in full force and effect. This Guaranty shall form a part of the Debentures for all purposes, and every holder of Debentures heretofore or hereafter authenticated and delivered shall be bound hereby.

5.                  GOVERNING LAW. THIS GUARANTY AND THE DEBENTURES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD CAUSE THE LAWS OF ANOTHER JURISDICTION TO APPLY.

6.                  COUNTERPARTS. The parties may sign any number of copies of this Guaranty. Each signed copy shall be an original, but all of them together represent the same agreement.

7.                  EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and attested, all as of the date first above written.

Dated:           , 20

[GUARANTOR]

By:
Name:
Title:

EXHIBIT B

FORM OF JOINDER

THIS JOINDER to the Convertible Debenture, dated as of                    , 2020 (the “Debenture”), issued by American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), to                        ( “Original Holder”), is executed and delivered as of the date below by                     ( “New Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Debenture.

WHEREAS, on the date hereof, Original Holder has assigned to New Holder all of the Original Holder’s rights under the Debenture, and the Debenture requires New Holder, as a transferee of the Debenture, to execute a joinder to the Debenture.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Holder hereby agrees as follows:

1.                   Agreement to be Bound. New Holder hereby (a) acknowledges that New Holder has received and reviewed a complete copy of the Debenture and (b) agrees that upon execution of this Joinder, New Holder shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Debenture applicable to the Holder thereof (including, without limitation, the provisions of Sections 3 and 12 thereof), as though an original party thereto.

2.                   Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns.

3.                   Headings and Governing Law. The descriptive headings in this Joinder are inserted for convenience only and do not constitute a part of this Joinder. The validity, meaning and effect of this Joinder shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws that would cause the laws of another jurisdiction to apply.

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date set forth below.

By:
Name:
Title:

Date:

EXHIBIT B

FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK

OF

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

No. A- _	Shares of Common Stock

This is to Certify That, FOR VALUE RECEIVED,                 , or its assigns (“Holder”), is entitled to purchase, subject to the provisions of this Warrant, from American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), ________shares of fully paid, validly issued and nonassessable shares of the common stock of the Company (“Common Stock”) at an exercise price of $0.01 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time pursuant to Section (g) hereof or as otherwise provided herein, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price per share of Common Stock acquirable upon exercise hereof as in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

This Warrant to Purchase Common Stock (this “Warrant”) is being issued pursuant to that certain Securities Purchase Agreement, dated as of April 3, 2020, to which the Company and the Holder are parties (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.

(a)	EXERCISE OF WARRANT.

(1)               This Warrant may be exercised in whole or in part at any time or from time to time from the date hereof up to and including , 2025 [the 5-year anniversary of the date of issuance] (the “Exercise Period”); provided, however, that (A) if either such day is a day on which banking institutions in the State of Georgia are authorized by law to close, then on the next succeeding day which shall not be such a day, and (B) in the event of any merger, consolidation or sale of all or substantially all the assets of the Company as an entirety, resulting in any distribution to the Company’s stockholders, prior to termination of the Exercise Period, or any reclassification or recapitalization or similar transaction (each of the foregoing, a “Major Transaction”), the Holder shall have the right to exercise this Warrant commencing at such time through the termination of the Exercise Period into the kind and amount of shares of stock and other securities and property (including cash) receivable had the Holder exercised this Warrant immediately prior to such Major Transaction or any record date established to determine the receipt of any payment or distribution in respect thereof. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of this Warrant, but not later than three (3) business days following the receipt of good and available funds, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. As of the end of business on the date of receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock or other property issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares or other property shall not then be physically delivered to the Holder.

(2)               At any time during the Exercise Period, the Holder may, at its option, exercise this Warrant on a cashless basis by exchanging this Warrant, in whole or in part (a “Warrant Exchange”), into the number of Warrant Shares determined in accordance with this Section (a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder’s intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the “Notice of Exchange”). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the “Exchange Date”). Certificates for the shares issuable upon such Warrant Exchange and, if this Warrant should be exercised in part only, a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the “Total Number”) less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) Fair Market Value of a share of Common Stock. “Fair Market Value” shall equal the average closing trading price of the Common Stock as reported on the relevant market or exchange (or, if not then traded on a market or exchange but listed for quotation on the over-the-counter bulletin board, on the over-the-counter bulletin board) for the five (5) trading days immediately preceding the date of the Notice of Exchange or, if the Common Stock is not listed or admitted to trading on any market or exchange or listed for quotation on the over-the-counter bulletin board, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors with the concurrence of the Holder.

(b)               REPRESENTATIONS OF HOLDER. The Holder (i) is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “1933 Act”), (ii) understands the risks of, and other considerations relating to, a purchase of this Warrant, (iii) understands that the Warrants and/or the Warrant Shares may not be sold, transferred, hypothecated or pledged, except pursuant to an effective registration statement under the 1933 Act and under any applicable state securities law, or pursuant to an available exemption from the registration requirements of the 1933 Act and any applicable state securities laws, in all cases established to the satisfaction of the Company, and (v) the Holder has been given the opportunity to obtain such additional information that it believes is necessary.

(c)               RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of the this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

(d)               LIMITATIONS ON NUMBER OF SHARES ISSUABLE. Notwithstanding anything herein to the contrary herein, the aggregate number of shares of Common Stock issued upon conversion of the Warrants, together with the aggregate number of shares of Common Stock issued upon exercise of the Indentures, shall not exceed 19.9% of either (i) the total number of shares of Common Stock outstanding on the date hereof or (ii) the total voting power of the Company’s securities outstanding on the date hereof that are entitled to vote on a matter being voted on by holders of the Common Stock, unless and until the Company has obtained the Stockholder Approval.

(e)               FRACTIONAL SHARES. No fractional shares or strips representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock.

(f)                LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(g)               RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

(h)	ANTI-DILUTION PROVISIONS. In case the Company shall hereafter

(i)   declare a dividend or make a distribution on its outstanding Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section (h)) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section (h)) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section (h)). Notwithstanding the foregoing, in no event shall the Exercise Price be less than the par value of the Common Stock. Adjustment pursuant to this Section shall be made successively whenever any event listed above shall occur.

(i)                 NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed to the Holder, at least twenty days prior the earlier of the dates specified in (x) and (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(j)                 RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation or a merger in which the Common Stock of the Company outstanding immediately prior thereto represents immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) 50% or more of the combined voting power and economic interests in the Company or such surviving or acquiring entity outstanding immediately after such transaction and economic interests in the Company or such surviving or acquiring entity outstanding immediately after such transaction and which does not result in any reclassification, capital reorganization or other change of outstanding Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company in the entirety (a “Reorganization”), the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such Reorganization. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section (h) hereof.

(k)               NO NET-CASH SETTLEMENT. Except as expressly provided herein, in no event will the Holder be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in securities.

(l)                 MODIFICATION OF AGREEMENT. The provisions of this Warrant may from time to time be amended, modified or waived, by the Company and the holder of this Warrant.

(m)            TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder; provided, however, this Warrant may not be pledged, sold, assigned or otherwise transferred, directly or indirectly, by operation of law, change of control, or otherwise, except in compliance with applicable registration requirements of securities laws or an available exemption therefrom.. This Warrant and all rights hereunder are registrable at the office or agency of the Company referred to below by the Holder in person or by its duly authorized attorney, upon surrender of this Warrant properly endorsed accompanied by an assignment form in a form approved by the Company, duly executed by the transferring Holder and the transferee.

(n)               REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

(o)               WARRANT AGENT. The Company may, by written notice to the Holder, appoint the transfer agent and registrar for the Common Stock as the Company’s agent for the purpose of issuing Common Stock (or other securities) on the exercise of this Warrant pursuant to paragraph(a), and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of replacing this Warrant pursuant to paragraph (e), or any of the foregoing, and thereafter any such replacement shall be made at such office by such agent.

(p)               NOTICES, ETC. All notices and other communications from the Company to the Holder shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or at the address shown for the Holder on the register of Warrants referred to in paragraph (m).

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant on _____________  ___ , 2020.

HOLDER:

By:
Name:
Title:

COMPANY:

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:
Name:
Title:

PURCHASE FORM / EXCHANGE NOTICE [circle one]

(1)	The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock of American Virtual Cloud Technologies, Inc. (or such number of shares of Common Stock or other securities or property to which the undersigned is entitled in lieu thereof or in addition thereto under the provisions of the Warrant).

(2)	The undersigned hereby elects to make payment (Please check one):

___	on a cashless basis pursuant to the provisions of Section (a)(2) of the Warrant.

___	with the enclosed bank draft, certified check or money order payable to the Company in payment of the exercise price determined under, and on the terms specified in, the Warrant.

(3)	The undersigned hereby irrevocably directs that the said shares be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares	S.S. or IRS #

(4)	If the Warrant was not exercised in full, please check the following:

The undersigned hereby irrevocably directs that any remaining portion of the warrant be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares	S.S. or IRS #

Signature of Holder

Print Name

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April, 2020, is made and entered into by and among American Virtual Cloud Technologies, Inc., a Delaware corporation formerly known as Pensare Acquisition Corp. (the “Company”), and the undersigned parties listed under Holder on the signature page hereto (each such party, together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, a “Holder” and collectively the “Holders”).

WHEREAS, the Company and certain of the Holders (the “Original Holders”) are parties to that certain Registration Rights Agreement, dated as of July 27, 2017 (the “Prior Agreement”);

WHEREAS, the Original Holders hold an aggregate of 7,762,500 shares (the “Founder Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued prior to the Company’s initial public offering;

WHEREAS, certain of the Original Holders hold an aggregate of 10,512,500 warrants (the “Private Placement Warrants”) to purchase shares of the Common Stock, at an exercise price of $11.50 per whole share, issued in a private placement transaction simultaneously with the closing of the Company’s initial public offering;

WHEREAS, in connection with the business combination contemplated by that certain Business Combination Agreement, dated as of July 25, 2019, as amended on December 20, 2019 and April , 2020 (as so amended, the “BCA”), by and among the Company, Stratos Management Systems, Inc., a Delaware corporation, Tango Merger Sub Corp., a Delaware corporation, and Stratos Management Systems Holdings, LLC, a Delaware limited liability company, pursuant to that certain Securities Purchase Agreement, dated April , 2020, among the Company and certain of the Holders, such Holders are purchasing from the Company on the date hereof, or may purchase from the Company within 120 days after the date hereof, units of the Company’s securities consisting of (i) the Company’s Series A convertible debentures (the “Debentures”) and (ii)  warrants (the “PIPE Warrants”) to purchase shares of the Common Stock, at an exercise price of $0.01 per whole share; and

WHEREAS, the parties to the Prior Agreement desire to terminate the Prior Agreement and to provide for the terms and conditions included herein and to include the other Holders identified herein, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Adverse Disclosure” is defined in Section 3.6.

“Agreement” is defined in the preamble hereto.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” is defined in the recitals to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Debentures” is defined in the recitals to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Founder Shares” is defined in the recitals to this Agreement.

“Holders” is defined in the preamble to this Agreement.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor Indemnified Party” is defined in Section 4.1.

“MasTec” means MasTec, Inc., a Florida corporation.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Misstatement” is defined in Section 2.1.3.

“Notices” is defined in Section 6.3.

“Option Securities” is defined in Section 2.1.4.

“Piggy-Back Registration” is defined in Section 2.2.1.

“PIPE Shares” means, collectively, the shares of Common Stock underlying the Debentures and the PIPE Warrants.

“PIPE Warrants” is defined in the recitals to this Agreement.

“Prior Agreement” is defined in the recitals to this Agreement.

“Private Placement Warrants” is defined in the recitals to this Agreement.

2

“Pro Rata” is defined in Section 2.1.4.

“Purchasers” is defined in the recitals to this Agreement.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registrable Securities” means (i) Private Placement Warrants (or underlying securities), (ii) all of the Working Capital Warrants (or underlying securities), (iii) all of the Founder Shares and (iv) all of the PIPE Shares. Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities are freely saleable under Rule 144 without volume or manner of sale limitations.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Release Date” means the date on which shares of Common Stock are disbursed from escrow pursuant to Section 3 of that certain Stock Escrow Agreement dated as of July 27, 2017 by and among the Company, certain of the Holders and Continental Stock Transfer & Trust Company.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Sponsor” means Pensare Sponsor Group, LLC, a Delaware limited liability company.

“Stratos” means Stratos Management Systems Holdings, LLC, a Delaware limited liability company

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Unit Purchase Option” is defined in Section 2.1.4.

“Working Capital Warrants” means any warrants (including the shares of Common Stock issued or issuable upon the exercise of any such warrant) of the Company issuable upon conversion of any working capital loans in an amount up to $1,500,000 made to the Company by a Holder.

3

2.	REGISTRATION RIGHTS.

2.1	Demand Registration.

2.1.1  Request for Registration. At any time and from time to time on or after (i) the date hereof with respect to the Private Placement Warrants (or underlying securities), Working Capital Warrants (or underlying securities) and the PIPE Shares or (ii) three months prior to the Release Date with respect to the Founder Shares, (a) the holders of a majority-in-interest of such Founder Shares, Working Capital Warrants (or underlying securities), Private Placement Warrants (or underlying securities) or PIPE Shares, as the case may be, held by such Holders, (b) MasTec or (C) Stratos (as applicable, the “Demanding Holder”) may make a written demand for Registration under the Securities Act of all or part of their Founder Shares, Working Capital Warrants (or underlying securities), Private Placement Warrants (or underlying securities) or PIPE Shares, as the case may be (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will within 10 days of the Company’s receipt of the Demand Registration notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration shall so notify the Company within ten (10) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of (i) two (2) Demand Registrations under this Section 2.1.1 for Demanding Holders other than MasTec and Stratos and (ii) three (3) Demand Registrations under this Section 2.1.1 for each of MasTec and Stratos. Notwithstanding anything to the contrary, EarlyBirdCapital, Inc. and its designees may only make a demand on one occasion and only in the five-year period beginning on the effective date of the registration statement on Form S-1 filed with the Commission in connection with the Company’s initial public offering.

2.1.2  Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders who initiated such Demand Registration thereafter affirmatively elect to continue the offering and notify the Company in writing, but in no event later than five (5) days of such election; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

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2.1.3  Underwritten Offering. If MasTec or Stratos (in the case of a Demand Registration initiated by MasTec or Stratos as applicable) or a majority-in-interest of the other Demanding Holders who initiate a Demand Registration so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such Registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

2.1.4  Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, in good faith, advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy- back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such Registration: (i) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Demanding Holder has requested be included in such Registration, regardless of the number of shares held by each such Demanding Holder (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities of holders exercising their rights to Register their Registrable Securities pursuant to Section 2.2; (iii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iv) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities registrable pursuant to the terms of the Unit Purchase Option issued to EarlyBirdCapital, Inc. or its designees in connection with the Company’s initial public offering (the “Unit Purchase Option” and such registrable securities, the “Option Securities”) as to which Piggy-Back Registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares and (v) to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), (iii) and (iv), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

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2.1.5  Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such Registration shall not count as a Demand Registration provided for in this Section 2.1.

2.2	Piggy-Back Registration.

2.2.1  Piggy-Back Rights. If at any time on or after the date hereof the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) filed pursuant to the terms of the BCA (if the offering is not an underwritten offering), then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to Register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. Notwithstanding anything to the contrary, EarlyBirdCapital, Inc. and its designees may exercise its rights under this section only in the seven- year period beginning on the effective date of the registration statement on Form S-1 filed with the Commission in connection with the Company’s initial public offering.

2.2.2  Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the holders of Registrable Securities hereunder, the Registrable Securities as to which Registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which Registration has been requested pursuant to the written contractual Piggy-Back Registration rights of other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such Registration:

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(a)    If the Registration is undertaken for the Company’s account: (A) the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities and Option Securities, as to which Registration has been requested pursuant to the applicable written contractual Piggy-Back Registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual Piggy-Back Registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

(b)    If the Registration is a “demand” registration undertaken at the demand of holders of Option Securities, (A) the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which Registration has been requested pursuant to the terms hereof that can be sold without exceeding the Maximum Number of Shares; and (D) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

(c)    If the Registration is a “demand” registration undertaken at the demand of persons or entities, which for purposes of this section includes the Registration filed pursuant to the terms of the BCA for the benefit of Stratos (and the unitholders of Stratos), other than the holders of Registrable Securities or Option Securities, (A) the shares of Common Stock or other securities for the account of the demanding persons, which for purposes of this section includes the shares of Common Stock held by Stratos (and the unitholders of Stratos to which Stratos transfers such securities) for the Registration filed pursuant to the terms of the BCA, that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities comprised of Registrable Securities and Option Securities, Pro Rata, as to which Registration has been requested pursuant to the terms hereof and the Unit Purchase Option, as applicable, that can be sold without exceeding the Maximum Number of Shares; and (D) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

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2.2.3  Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.2.4  Unlimited Piggy-Back Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3  Registrations on Form S-3. The holders of Registrable Securities may at any time and from time to time, request in writing that the Company Register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed Registration to all other holders of Registrable Securities, and each holder of Registrable Securities who thereafter wishes to include all or a portion of such holder’s Registrable Securities in such Registration shall so notify the Company, in writing, within ten (10) days after the receipt by the holder of the notice from the Company, and, as soon as practicable thereafter but not more than twelve (12) days after the Company’s initial receipt of such written request for a Registration, effect the Registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to this Section 2.3 if: (i) Form S-3 is not available for such offering; or (ii) the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such Registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

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3.	REGISTRATION PROCEDURES.

3.1  Filings; Information. Whenever the Company is required to effect the Registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the Registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1  Filing Registration Statement. The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be Registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chairman of the Board of Directors or President of the Company stating that Adverse Disclosure would be required to be set forth in such Registration Statement; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2  Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such Registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such Registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3  Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

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3.1.4  Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

3.1.5 Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be Registered with or approved by such other governmental authorities or securities exchanges, including the Nasdaq Capital Market, as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6  Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such Registration Statement. No holder of Registrable Securities included in such Registration Statement shall be required to make any representations or warranties in the underwriting agreement except as reasonably requested by the Underwriters and, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

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3.1.7  Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8  Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9  Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10  Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11  Listing. The Company shall use its best efforts to cause all Registrable Securities included in any Registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such Registration.

3.1.12  Transfer Agent. The Company shall provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of the Registration Statement.

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3.1.13  Misstatements. The Company shall notify the holders at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus, or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (a “Misstatement”), and then to correct such Misstatement.

3.2  Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale Registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any Registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3  Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any Registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all Registration and filing fees and fees of any securities exchange on which the Common Stock is then listed; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such Registration; and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such Registration; provided that if any such Registrable Securities are held by MasTec or Stratos, then such counsel shall be reasonably acceptable to MasTec and/or Stratos, as applicable. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

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3.4  Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

3.5  Requirements for Participation in Underwritten Offerings. No person may participate in any underwritten offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.6  Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure (as defined below) or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.6. “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration statement or prospectus in order for the applicable Registration statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

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3.7  Reporting Obligations. As long as any holder shall own Registrable Securities, the Company, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any holder may reasonably request, all to the extent required from time to time to enable such holder to sell shares of the Common Stock held by such holder without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any holder, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

4.	INDEMNIFICATION AND CONTRIBUTION.

4.1  Indemnification by the Company. The Company agrees to indemnify and hold harmless the Sponsor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls the Sponsor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

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4.2  Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder. Each selling holder of Registrable Securities shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.3  Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

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4.4	Contribution.

4.4.1  If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.5  Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

5.	UNDERWRITING AND DISTRIBUTION.

5.1  Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

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6.	MISCELLANEOUS.

6.1  Other Registration Rights. The Company represents and warrants that no person, other than a holder of the Registrable Securities, the representative of the underwriters of the Company’s initial public offering and as set forth in the BCA, has any right to require the Company to Register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any Registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions (including the Prior Agreement) and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.2  Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and the permitted assigns of the Sponsor or holder of Registrable Securities or of any assignee of the Sponsor or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2. No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement).

6.3  Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

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To the Company:

American Virtual Cloud Technologies, Inc.

1720 Peachtree Street

Suite 629

Atlanta, GA 30309

Attn: Chief Executive Officer

with a copy to:

Greenberg Traurig, LLP

1750 Tysons Boulevard, Suite 1000

McLean, VA 22102

Attn: Jason Simon, Esq.

To EarlyBirdCapital, Inc.:

EarlyBirdCapital, Inc.

One Huntington Quadrangle, Suite 4C18

Melville, New York 11747

Attn: Eileen Moore

with a copy to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

Attn: David Alan Miller, Esq.

Fax No.: (212) 818-8881

To MasTec:

MasTec, Inc.

800 S. Douglas Road, 12th Floor Coral Gables, FL 33134

Attn:	Chief Financial Officer General Counsel

with a copy to:

Holland & Knight LLP

701 Brickell Avenue

Miami, FL 33131

Attn: Ira N. Rosner, Esq.

Email: ira.rosner@hklaw.com

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To all other Holders (or to such other address as such party shall have specified most recently by written notice):

as set forth on such Holder’s signature page hereto

6.4  Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5  Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.6  Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, including the Prior Agreement.

6.7  Modifications and Amendments. Upon the written consent of the Company and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities (including MasTec or Stratos if it then holds Registrable Securities) at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the shares of Common Stock of the Company, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder so affected. No course of dealing between any holders of Registrable Securities or the Company and any other party hereto or any failure or delay on the part of a holder of Registrable Securities or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any holder of Registrable Securities or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.8  Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9  Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

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6.10  Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Sponsor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11  Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of- law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

6.12  Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Sponsor in the negotiation, administration, performance or enforcement hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.,
a Delaware corporation

By:
	Name:	Darrell J. Mays
	Title:	Chief Executive Officer

HOLDERS:

MASTEC, INC.,
a Florida corporation

By:
	Name:	Paul DiMarco
	Title:	Senior Vice President and Treasurer

EARLYBIRDCAPITAL, INC.
a Delaware corporation

By:
	Name:	Steven Levine
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:

PENSARE SPONSOR GROUP, LLC
a Delaware limited liability company

By:
Name:	Darrell J. Mays
Title:	Manager

Address:

Klaas Baks

Address:

Suzanne Shank

Address:

Dennis Lockhart

Address:

U. Bertram Ellis, Jr.

Address:

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HOLDERS:

Karl Krapeck

Address:

Rayford Wilkins, Jr.

Address:

23

HOLDERS:

By:
Name:
Title:

Address:

Print Name:

Address:

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EXHIBIT D

FORM OF

WRITTEN CONSENT

FORM OF WRITTEN CONSENT OF

THE STOCKHOLDERS

OF

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

The undersigned, being the holders of not less than a majority of the outstanding shares of (i) Common Stock, par value $0.001 per share (the “Common Stock”), of American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), as of April 2, 2020, pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), hereby consent that the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as though adopted at a meeting of the stockholders of the Company duly called and held for the purpose of acting upon proposals to adopt such resolutions. Capitalized terms used but not defined herein shall have the respective means set forth in the Purchase Agreement (as defined below).

1.	Purchase Agreement and Issuances of Units, Conversion Shares and Warrant Shares.

WHEREAS, the Company desires to consummate the transactions contemplated by that certain Securities Purchase Agreement, dated on or about the date hereof, by and among the Company and the Investors named therein, in substantially the form previously provided to such stockholders (the “Purchase Agreement” which term shall include the other agreements with the Company contemplated thereby) pursuant to which the Company shall issue and sell to the Investors Units, which Units consist of Debentures and Warrants that are convertible or exercisable for Conversion Shares and Warrant Shares, respectively;

WHEREAS, Rule 5635 of the NASDAQ Stock Market requires stockholder approval of issuances of Conversion Shares and/or Warrant Shares in an amount equal to 20% or more of the number of outstanding shares of Common Stock prior to the sale of the Units or if such issuances could constitute a change in control of the Company, and the Company desires to obtain such stockholder approval to facilitate the consummation of the issuance of the Units for the purposes set forth in the Purchase Agreement (the “Stockholder Approval”);

WHEREAS, the Company’s board of directors (the “Board”) has approved the Purchase Agreement and the issuance of the Units, the Conversion Shares and the Warrant Shares and has recommended that the Company’s Stockholders vote to approve, for purposes of such Rule 5635, such issuances by means of this written consent;

WHEREAS, the undersigned stockholders of the Company have carefully reviewed the Purchase Agreement and the Units, taking into account the factors that the stockholders deem relevant;

WHEREAS, the undersigned stockholders have reviewed and considered a variety of factors related to the Board’s determination that it is in the best interests of the Company and its stockholders to approve the Purchase Agreement and the issuance of the Units, the Conversion Shares and the Warrant Shares, including for purposes of such NASDAQ Rule; and

WHEREAS, the undersigned stockholders desire that the Company consummate the Purchase Agreement and issue the Units, the Conversion Shares and the Warrant Shares, in all cases upon the terms set forth therein.

NOW, THEREFORE, BE IT RESOLVED, that the Purchase Agreement and the issuance of the Units, Conversion Shares and the Warrant Shares, and the other agreements and transactions contemplated thereby be, and hereby are, adopted and approved in all respects, including, without limitation, for purposes of the Stockholder Approval and the other purposes set forth herein, and the Company is hereby authorized to take such actions as are necessary to consummate the transactions contemplated under the Purchase Agreement;

RESOLVED FURTHER, that the Purchase Agreement and the Company’s issuance of the Units, the Conversion Shares and the Warrant Shares, and each of them, is fair as to the Company; and

RESOLVED FURTHER, that each of the authorized officers of the Company (the “Officers”), be, and hereby is, authorized to perform all actions, including the execution and delivery of all other agreements, instruments, certificates, consents and other documents in the name of, and on behalf of, the Company deemed necessary and/or advisable by the Officers or any of them in connection with the implementation and/or consummation of the transactions contemplated by the foregoing resolutions and, for the purpose, intent and implementation of this resolution and the foregoing resolutions, the taking of any action, including the execution of any documents by the Officers or any of them shall be deemed conclusive evidence of the exercise of the authority so conferred by these resolutions.

2.	General.

RESOLVED, that the proper Officers of this Company be, and each of them hereby is, authorized and directed in the name of and on behalf of this Company, to prepare or cause to be prepared and to execute, deliver, verify, acknowledge, file or record any applications, documents, instruments, certificates, statements, papers or any amendment or supplement thereto, as in their sole judgment may be necessary, appropriate or advisable in order to effect the transactions contemplated in the foregoing resolutions, and to take such further steps and do all such further acts or things as in their sole judgment may be necessary, appropriate or advisable to carry out the transactions contemplated by the foregoing resolution;

RESOLVED FURTHER, that all actions previously taken by any Officer or director of the Company in furtherance of the Support Agreement and the issuance of the Units and the transactions contemplated thereby and these resolutions are hereby ratified, affirmed, approved and adopted;

RESOLVED FURTHER, that this Written Consent shall serve in lieu of a special meeting of the stockholders of the Company and the undersigned hereby waive all requirements as to notice of such meeting.

This Written Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same written consent.

This Written Consent shall be effective upon its execution by the stockholders named below and its delivery to the Company, subject solely to any limitations on such effectiveness imposed by Rule 14c-2(b) under the Exchange Act, and such limitations shall be automatically inapplicable upon satisfaction of the requirements of such Rule.

IN WITNESS WHEREOF, the undersigned stockholders have executed this Written Consent as of the date first set forth above.

STOCKHOLDERS:	Number of Shares/% of O/S

By:
Name:
Title:

By:
Name:
Title: